EXHIBIT 99.1

PRESENTATION

TEPPCO Partners, L.P. Analyst Meeting August 16, 2006

Forward-looking Statements The material and information furnished in this presentation includes “forward-looking statements” within the meaning of the federal securities laws. All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts are forward-looking statements. Without limiting the broader description of forward-looking statements above, we specifically note that statements included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as projections and estimates of EBITDA, transportation volumes, system expansion and capital expenditures, business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. While we believe our expectations reflected in these forward-looking statements are reasonable, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other pipeline companies, changes in laws or regulations and other factors, many of which are beyond our control. For example, the following specific factors could cause actual results to differ materially from those in the forward-looking statement: the demand for refined products is dependent upon the price, prevailing economic conditions and demographic changes in the markets served, ...

Forward-looking Statements ....trucking and railroad freight, agricultural usage and military usage; the demand for propane is sensitive to the weather and prevailing economic conditions; the demand for petrochemicals is dependent upon prices for products produced from petrochemicals; the demand for crude oil and petroleum products is dependent upon the price of crude oil and the products produced from the refining of crude oil; and the demand for natural gas is dependent upon the price of natural gas and the locations in which natural gas is drilled. We are also subject to regulatory factors such as the amounts we are allowed to charge our customers for the services we provide on our regulated pipeline systems. The foregoing discussion of important factors may not be all-inclusive and we provide a cautionary discussion of risks and uncertainties under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our recent filings with the Securities and Exchange Commission. All forward-looking statements attributable to TEPPCO Partners, L.P. or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein, in such filings and in our future periodic reports filed with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date hereof. Except as required by the federal and state securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. This presentation also includes non-GAAP financial measures. Please refer to the reconciliations of these measures to their most directly comparable GAAP financial measures included at the back of this presentation.

Meeting Agenda Introduction, Business Overview and Strategy Jerry Thompson- President, CEO and Director Upstream Business Mike Cockrell - Senior Vice President of Upstream Midstream Business Bill Ordemann - Senior Vice President and President, Jonah Gas Gathering Company John Goodpasture - Vice President of Midstream and Corporate Development Downstream Business Sam Brown - Vice President of Downstream Financial Overview Bill Manias - Vice President and CFO Summary and Closing Remarks Jerry Thompson

Introduction Business Overview and Strategy Jerry Thompson

TEPPCO System Map Key Points/Highlights Diversified portfolio of assets serving the petroleum and natural gas industry with >90% fee-based revenues 11,400 miles of pipelines in 16 states Stage set for strategic growth

Diversified Operations Midstream (41%) Natural gas gathering NGL transportation Fractionation Downstream (38%) Refined products, LPG and petrochemical transportation Storage Terminaling Upstream (21%) Crude oil gathering Crude oil transportation Storage and marketing

Demonstrated Distribution Growth and Attractive Returns Demonstrated long-term growth record 66 consecutive quarters of distribution payments $1.6 billion ($29.38 per Unit) of total distributions paid since IPO in 1990

U.S. Refining and Marketing Business Fundamentals

World Environment World Gasoline Demand, 2004 Total Demand: 21.2 MMB/D

U.S. Refining Industry Data Source: 2005 National Petrochemical and Refining Association (NPRA) Capacity Report

U.S. Gasoline Trade Flow Source: DOE January through November 2005

U.S. Jet Trade Flow Source: DOE January through November 2005

U.S. Distillate Trade Flow Source: DOE January through November 2005

U.S. Crude Imports and Forecast Source: Energy Information Association (EIA)

Canadian Crude Supply Forecast by Type Source: Canadian Association of Petroleum Producers (CAPP) 2005 forecast of crude oil production and supply for the 2005-2015 period. Forecast is focused on Western Canadian production.

Number of LNG Tankers Importing to U.S. Source: EIA

U.S. Gasoline and Distillate Combined Source: EIA

U.S. Gasoline / Distillate Imports and Forecast Source: EIA

Ethanol Production Facilities in the U.S. Source: American Coalition for Ethanol (ACE)

Ethanol Consumption By Location Non-Mandatory Areas The remaining 2.4 billion gallons per year of the 7.5 billion gallon mandated consumption could be blended and consumed in the PADD II states at a 10% blend. If E-85 (85% Ethanol + 15% Gasoline) becomes a fuel of choice, the 2.4 billion gallons of Ethanol can be consumed in Iowa and Illinois.

Strategic Direction Business Environment for Growth Based on a detailed analysis of the business environment, six key trends are driving TEPPCO’s growth strategy beyond organic growth.

Business Environment for Growth Trend Canadian crude imports to the U.S. will increase Crude imports to the U.S. Gulf Coast (USGC) will increase Refined products imports to the U.S. will increase Changes in commercial terminal ownership and operations Ethanol consumption is mandated to double by 2012 Natural gas gathering and service opportunities Opportunity Develop optimum combination with new pipeline construction and existing pipeline assets (TEPPCO and 3rd party) to provide a competitive option to move Canadian crude to U.S. refining customers Build onshore or offshore crude oil discharge, handling and transportation facilities to optimize the USGC marine delivery options for imported crude oil Acquire or develop facilities to take advantage of these increased volumes Acquire refined products terminals and distribution assets to provide logistical service offerings to companies seeking to outsource or partner Participate in the production aggregation, terminaling, and transportation associated with the overall supply and distribution of ethanol. Future Jonah expansions

Business Opportunities Among Affiliates TEPPCO is sensitive to the appearance of and the potential for conflicts of interest which may arise among the EPCO family of companies With respect to business opportunities among affiliates, an Administrative Services Agreement stipulates that TEPPCO is under no obligation to present any business opportunity to any of the EPCO affiliate companies. TEPPCO’s independent directors review and approve all material transactions with affiliates and may engage third party financial and legal advisors as needed Jonah Joint Venture Rationale Management identified numerous attractive return projects in Upstream and Downstream outlined in TEPPCO’s strategic plan BOD recognized the importance of investing capital in other business segments and still participate in the growth at Jonah Audit and Conflicts approved relying in part on financial analysis of a third party Strategic considerations of partnering with EPD Experience in engineering and construction and operation of gas gathering assets Commitment to expansion of the gas processing business at Jonah

Upstream Business Mike Cockrell

Upstream Overview TEPPCO Crude Pipeline L.P. Crude assets consist of trunk and gathering pipelines, terminals at Cushing, OK and Midland, TX, a 50% partnership interest in Seaway Crude Pipeline Company, and an undivided ownership interest (UDI) in Basin Pipeline (13%). TEPPCO Crude Oil L.P. Integrated crude gathering and marketing business, trucks and truck unloading facilities operating in four geographic areas (Mid-Continent, West Texas, Gulf Coast, Rocky Mountains). Operated essentially as a transportation logistics business Lubrication Services L.P. (LSI) LSI is a distributor of lubrication oils, specialty chemicals, and fuel. It is one of the nation’s top gas engine oil distributors whose primary customers are natural gas pipeline companies.

TEPPCO Upstream Oil Pipeline Assets Seaway Crude Pipeline Basin Pipelines (Non-Operated) TEPPCO Crude Pipeline, LP.

TEPPCO Crude Gathering and Marketing Crude Supply areas include: Mid-Continent, West Texas, Gulf Coast and Rocky Mountains Highly integrated with pipeline assets 136 crude truck transports support gathering operations Currently, >180 MBPD directly purchased from leases Barrels marketed - 600 MBPD

Scope of Marketing Business Limited Commodity Risk TEPPCO uses its assets and supply relationships to primarily serve as a logistics provider Strategy differs from other marketers by limiting activity to logistics trades Includes arbitrage opportunities, but no speculation Contracts are structured to lock-in margins Back-to-back contracts (same customer): crude oil is simultaneously purchased from one location and sold at another based on same underlying price index, with a margin earned by moving barrels on TEPPCO’s or third party systems Supply contracts: crude oil is purchased from various producers and sold to end users (e.g. refiners and traders) under the same underlying price index Storage contracts: during contango market conditions crude oil is purchased and simultaneously contracted for sale in a forward month, using TEPPCO’s storage assets to lock-in a margin Contracts are aggregated into schedules prior to delivery month to match contracted purchases and sales Some physical inventory imbalances may occur, but differences are hedged monthly to limit price exposures

Seaway Crude Pipeline

- Partnership with ConocoPhillips (COP)
  - 50/50 governance
  - Revenue/expense sharing
    - 60%-TPP/40%-COP until May 2006;
    - 40%-TPP/60%-COP thereafter
    - TEPPCO's average portion for 2006 is 47%
  - TEPPCO Crude Pipeline L.P. operates (management fee and expense reimbursement)
- Freeport to Cushing 30" Longhaul system
  - Capacity 285 – 350 MBPD with six pump stations
  - 2 docks with 500 MBPD capacity
  - 2.6 MM BBLS of working capacity storage
  - 215 MBPD to a local Gulf Coast refinery
- Texas City Terminal and Distribution System
  - 2 docks with 500 MBPD capacity
  - 2 incoming pipelines (Cameron Highway and DOE – Strategic Petroleum Reserve)
  - 4.2 MM barrels of working capacity storage
  - Only terminal able to deliver to all 8 Houston/Texas City area refineries



CUSHING
OKLAHOMA
OAKMAN
COLBERT
TERRELL
TEXAS
CEDAR
SEAWAY SYSTEM
GALENA PARK
WALLER
HOUSTON
TEXAS CITY
JONES CREEK
FREEPORT
BRYAN MOUND

TEPPCO

30

Seaway Crude Pipeline - Crude Sources DOE - SPR Gulf of Mexico Offshore Production Mexico South America Columbia, Venezuela U.K. Norway Russia Africa Nigeria, Angola, Libya Middle East Saudi Arabia, Kuwait, Iraq, Azerbaijan

Lubrication Services One of the nation’s largest gas engine oil distributors Products include lubrication oils, specialty chemicals, and fuels Sales in excess of 16 million gallons annually Distribution agreements with ExxonMobil, Citgo, ConocoPhillips, and Dow Chemical LSI’s distribution networks are located in Colorado, Wyoming, Oklahoma, New Mexico, Southwest Kansas, Texas, and Northwest Louisiana

Business Environment for Growth Upstream Canadian crude imports will increase, with an expanding customer base in the USGC. Northern tier refiners are currently consuming all the Canadian crude they can under current configuration. Refining capacity expansion (grades and capacity) on the USGC creates an increased demand for heavy crude. Opportunity for TEPPCO to provide a competitive option to move Canadian crude to U.S. refining customers through an optimum combination with new pipeline construction and existing pipeline assets (TEPPCO and 3rd party)

Business Environment for Growth Upstream Gulf Coast Refinery Complex USGC refineries will continue capacity expansions - volumes and grades, creating demand for additional crude logistical and distribution systems. A significant portion of the incremental crude needed to meet the USGC refinery expansion needs, will be waterborne, foreign crude Increasing crude oil imports to the USGC will raise the strategic and economic value of marine terminals. LNG terminals will negatively impact traditional USGC crude and feedstock logistics Creates an opportunity for TEPPCO to build onshore or offshore crude oil, discharge, handling and transportation facilities to optimize the USGC marine delivery options for imported crude oil.

Business Environment for Growth Upstream

Business Environment for Growth Upstream Continued expansion of storage and terminaling services at Cushing Completed acquisition of crude oil storage and terminaling assets in Cushing, OK in April, 2005 for $35.4 million Current total storage capacity of 2.0 million barrels Acquired assets are being integrated into heritage Cushing assets to enhance market flexibility Approximately 70 acres of land included with acquisition; recently acquired an additional 47 acres for further expansion Currently, 3.9 million barrels of storage are being constructed under long-term lease commitments from customers Cost to construct tanks - $24.9 million; estimated completion April, 2007 thru early 2008. Other Cushing storage projects are being evaluated

Business Environment for Growth Upstream Crude production will increase from the Gulf of Mexico. High crude prices will continue to encourage increased E & P activity in our areas of operation. Crude prices are estimated to average $70 per barrel through 2007(Source: EIA). Facilitates organic growth opportunities in TEPPCO’s areas of operation. Sources: *Minerals Management **Baker Hughes

Competitive Position Upstream Attractive gathering and marketing asset base, with pipeline access to U.S. Gulf Coast and Cushing market hubs Access to onshore, OCS, and foreign crude Cushing has space for additional storage capacity expansion Seaway improved performance despite competition Incentive tariffs used to increase volumes Increased connectivity through Katy, TX station Texas City strategically positioned for local refiners Excellent commercial personnel and focus High quality operator, strong customer relationships Demonstrated ability to compete while maintaining TEPPCO standards for environmental compliance and pipeline safety

Strategy Upstream Evaluate opportunities to participate in Canadian crude movements to the USGC Improve and expand services around existing asset base Continued storage expansion at Cushing Develop Gulf Coast infrastructure to expand area of operations Organic growth activity in Mid-Continent/West Texas/New Mexico Realize full potential of Seaway Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers Utilize excess capacity to facilitate affiliate marketing company opportunities Pursue acquisitions and evaluate other business combinations that complement existing market position and expand refinery supply base

Midstream Business Jonah Gas Gathering System Bill Ordemann

Jonah Gas Gathering System Overview Acquired from Alberta Energy (Encana) on September 30, 2001 for $360 million 900+ producing wells Approximately 600 miles of pipe 20” - 24” trunk lines 4” - 8” laterals 125,000 HP located at four compressor stations Plant connections Williams Opal Enterprise Pioneer Western Granger Questar Blacks Fork Interstate pipelines Northwest Kern River Colorado Interstate Gas Questar Pipeline

Jonah Gas Gathering System Performance Volume growth driven by development of Jonah field from 1996 to 2002 Pinedale field has driven growth since 2002 Continued development and volume growth expected from the Pinedale field and Jonah field from 2006 to 2013 Top 4 producers account for 93% of gas throughput and dedicated for life of lease EnCana BP Shell Ultra Revenue Drivers Field Gathering Fee Long Haul/Transport Fee Drip Condensate Sales

Jonah Area Production Growth Total Field Volumes by Operator

Jonah Gas Gathering System Expansion History TEPPCO has invested approximately $265 million in expansion projects from Phase I through Phase IV

Jonah Gas Gathering System Potential Jonah / Pinedale cumulative production of 2.1 Tcf with 30 Tcf ultimate recoverable reserves* Production expected to grow from 1.2 to 3.5 Bcf/d (2005 -2012)** Production of proved developed and undeveloped reserves under existing contracts are estimated through 2041, or 35 remaining years. Basins characterized by high drilling success rate (>90%) and low producer finding costs of (<$1.00/Mcfe)*

Jonah Gas Gathering System Phase V Expansion Project Objectives Increase system capacity to approximately 2.4 Bcf/day ~ 1.4 Bcf/day for Jonah Field >1.0 Bcf/day for Pinedale Field Reduce wellhead pressures in both fields (below 300 psi in the Jonah Field) increase production rates and ultimate reserve recoveries realize higher gathering fees Segregate Jonah and Pinedale Systems Project to be constructed in 2006 and 2007 in two phases

Jonah Gas Gathering System Phase V Expansion Project 2006 Project Install 12 miles of 24 inch diameter and 75 miles of 36 inch pipe Add 67,500 HP of new gas turbine driven compression at the new Bridger Station Reconfigure certain existing compression Expected completion of pipelines in 4th quarter 2006 and compression in 1st quarter 2007 Estimated capital cost of $275 million (100%) Increases capacity to 2.0 Bcf/day and reduces field pressures

Jonah Gas Gathering System Phase V Expansion Project 2007 Project Install approximately 50 miles of 30 inch diameter pipe Add 90,000 HP of new electric driven compression at the Bridger Station Segregate Jonah and Pinedale Systems Expected completion in 4th quarter 2007 Estimated capital cost of $140 million (100%) Increases capacity to 2.4+ Bcf/day, reduces field pressures and achieves <300 psi wellhead pressures in Jonah

Jonah Gas Gathering Company Enterprise Joint Venture Enterprise is managing the expansion project TEPPCO and Enterprise will equally fund the expansion project Expected ownership following expansion project completion is approximately 80% TEPPCO and 20% Enterprise in 4th quarter 2007 Enterprise will serve as system operator and will manage the commercial relationships

Midstream Business Val Verde Gas Gathering System NGL Pipelines John Goodpasture

Val Verde Gas Gathering System Overview Acquired from Burlington Resources in 2002 Gathers/Treats coal bed methane (CBM) gas containing approx 18% CO2 Asset Description: Five amine treaters 93,500 HP, 400 miles pipe, 16”/20” mainlines Primary Customers Burlington, Devon, Koch, and Red Cedar All under fee-based contracts, majority include long term commitments Current Volumes: Val Verde (CBM) 356 MMcfd Red Cedar (Colo. CBM) 125 MMcfd Black Hills (conventional) 22 MMcfd Deliveries into El Paso Natural Gas Co and Transwestern Pipeline Co

Val Verde Gas Gathering System Commercial Strategy Val Verde is a relatively new and efficient facility with excess capacity New business requires only minimal additional capital Excess capacity permitted reconfiguration of system to efficiently handle both CBM and conventional gas Val Verde has expanded its “reach” via new connections to adjacent gathering systems Red Cedar connection provides access to prolific drilling and development of CBM gas in Colorado One treater now isolated to efficiently handle the lower CO2 Colorado CBM Currently discussing significant expansion of the current relationship Black Hills connection introduced a new conventional gas stream and provides access to additional gas reserves One segment of the Val Verde mainline reserved to handle conventional gas The current configuration of our system allows Val Verde to offer competitive services for both CBM and conventional natural gas

NGL Pipelines Overview NGL Pipelines NGL Pipeline Stations Regional Offices

NGL Pipelines Asset Summary Chaparral/Quanah 1,025 miles of 12” pipe, 130 MBPD long-haul capacity 200,000 BBL storage capacity at San Andres Junction West TX 32 active supply connections, 5 primary delivery points (4 - Mont Belvieu, 1 - Odessa) Dean South 155 miles of 4” and 6” diameter pipe, 12,000 BPD capacity 5 connected plants Runs from Corpus Christi area to DEFS’ Seabreeze Pipeline near Point Comfort, TX Panola 190 miles of 8” and 10” diameter pipe, 46,000 BPD capacity Supply connections DEFS (Carthage) and EPD (Indian Springs) plants West Texas Pipeline (Chevron) connected at Lufkin Station Delivery to Mont Belvieu (connections to EPD and OKS fractionators) San Jacinto 34 miles of 4”,6”, and 8” diameter pipe, 12,000 BPD capacity Delivers E-P mix from DEFS (Carthage) to Texas Eastman at Longview, TX

NGL Pipelines Commercial Strategy Chaparral Capture portion of new NGL streams from Barnett Shale (NE Texas) Currently receiving excess volume from other pipelines serving the area Evaluating laying a new line into NE TX area as shale production grows New ”shale-like” play in West Texas will provide other opportunities as the field develops Continued drilling in the Rockies will drive additional investment opportunities necessary to bring more NGL to the Gulf Coast Panola Receiving excess volumes (15 MBPD) from West Texas Pipeline (Chevron) Currently discussing expanding relationships to include additional volumes New plant coming onstream in September 2006, initial volume 2,000 BPD Installing new pump station at Schwab City, Texas Added capacity and excellent connectivity to Mont Belvieu should facilitate volume growth

Downstream Business Sam Brown

TEPPCO’s Downstream Business TE Products 4,700-mile common carrier pipeline system that transports refined products and LPGs from USGC to Southcentral, Midwest and Northeast markets 33 storage facilities with 21 MMB refined products and 5 MMB LPG storage capacity 62 delivery locations; including 19 owned by TEPPCO Includes three 12”, 70-mile common carrier petrochemical pipelines between Mont Belvieu, TX and Port Arthur, TX 138-mile RGP pipeline from Mont Belvieu, TX to Point Comfort, TX 50% ownership in Centennial Pipeline LLC Co-owner with Marathon Petroleum 795 mile 26” refined products pipeline from Beaumont, TX to Bourbon, IL

Refined Products Overview Transport gasoline, diesel, jet fuel and various feedstocks that originate from refinery and third party terminal connections in the Houston and Beaumont area Revenues are generated through a combination of Market Based and Indexed tariffs that cover mainline transportation and other terminaling and storage services Centennial Pipeline has capacity to meet growing demand Current capacity of 220MBD expandable to 330MBD for $20-30MM Incremental transporter of refined products to Midwest markets Competition from regional refineries and river movements Market-based rates provides flexibility to compete

Centennial has facilitated growth Mainline Deliveries

Integration of Texas Genco Pipeline & Storage Facilities Completed acquisition of 90 miles of 12”-18” pipeline from Texas Genco in July 2005 for $62.1 million with $40 million for integration Assets will increase receipt and delivery capacity between refiners and major exchange locations in Houston area In service 1st quarter 2007 and backed by long-term transportation agreements

Incremental Genco Projects Construct 40-mile line connecting Valero’s Houston and Texas City refineries by 1st quarter 2007 Sell 32 miles of unutilized Genco north segment for $9 million plus exchange of Ship Channel crossings in 3rd quarter 2006 Term lease for 1.6 million barrels of storage with plans to reactivate additional 2.8 million barrels by mid-2007 Proposed projects for 8” & 10” pipelines displaced by Genco integration project by late 2007

Memphis/FedEx Connection Executed 15-year Transportation Agreement with WesPac to support construction of Mississippi River pipeline crossing into Memphis, TN to serve Federal Express Initial deliveries limited to jet fuel and distillate at Memphis airport Additional commercial opportunities to provide service to other refined products terminals in Memphis area Total capital estimate $14.1million Expected completion date 1st quarter 2007

LPG Overview Transport propane, normal butane, and iso-butane from Mont Belvieu to Midwest and Northeast markets Substantially all of the products transported and stored in our system are owned by our customers Over 60 LPG customers LPG customers include refiners, propane wholesalers and retailers, utilities, and petrochemical companies LPG demand is generally stronger in fall and winter months Propane mainly used for commercial, industrial, and home heating Iso-butane used in alkylation process - ratable demand Normal butane used for gasoline blending in fall and winter

TEPPCO LPG System TEPPCO Terminals Shipper Terminals Centennial Pipeline

Business Growth Environment Downstream Demand for refined products will continue to increase resulting in higher imports Ethanol composition in motor gasoline is mandated and consumption is expected to double by 2012 Demand for storage and additional logistic capacity will increase to accommodate both of these factors Terminaling sector will accelerate consolidation as majors divest and independents monetize

Downstream Segment Growth Strategy Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall Pursue growth of refined products and LPG market share Pursue organic growth and acquisitions both adjacent to and outside TEPPCO system Pursue opportunities to provide logistical services for ethanol and bio-diesel Extend value chain with acquisitions and development of terminal facilities

Financial Overview Bill Manias

Consistent EBITDA(1) Growth Expected 2006 EBITDA of $400 to $420 million Year-to-date revenue improvements in all business segments 2006 performance highlights include: Favorable crude oil marketing environment Continued strong Jonah and Pinedale drilling activity Refined products supply and demand Warmer first quarter weather and higher expenses have partially offset performance improvements (1) EBITDA, from continuing operations, is defined as net income plus interest expense, depreciation and amortization, and a pro rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. Excludes the operations of the Pioneer gas processing plant that was sold in 2006. (2) Midpoint of expected range.

Organic Growth Opportunities Continue Across All Business Segments Demand growth in market areas served by TEPPCO supports increase in fee-based cash flows 2006 includes $119 million related to TEPPCO’s 50% participation in the Jonah Phase V expansion Strong commitment to maintain appropriate financial ratios approximately two-thirds of capital has been financed with equity proceeds since 2002.

Consistent Investment Grade Financial Metrics

Proposal to Amend Partnership Agreement Reduce general partner splits to 25% from 50% Issue common units to our general partner such that cash flow is neutral at current distribution level Change voting percentage requirements Reduce general partner splits to lower cost of capital and enhance accretion on future investments Modify voting provisions to facilitate future enhancements to partnership structure Reduction in Total TPP Cash Flow Distributed for a Given Level of Distributions per LP Unit

Key Financial Strengths Stable fee-based cash flows from diversified assets Investment grade ratings with stable outlooks from S&P and Moody’s Financial metrics to support future growth opportunities New strategy of allocating more capital to attractive return opportunities in upstream and downstream Continue to invest in midstream via Jonah

Summary and Closing Remarks Jerry Thompson

Summary and Closing Remarks Strong Balance Sheet and Financials Organic Growth Opportunities Assets are well located to take advantage of industry growth trends General Partner and Board are Committed to Growth Beyond Organic Growth Multiple opportunities for growth outside of existing geography and business lines have been identified Proven track record for creating unitholder value Management Philosophy Continue industry leading customer service and support Committed to achieving the growth objectives Disciplined approach for investment opportunities

Questions and Answers NYSE: TPP www.teppco.com (800) 659-0059

Appendix

Reconciliation of Non-GAAP Measures

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Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Proxy Matters TEPPCO plans to file with the SEC and mail to unitholders a definitive proxy statement in connection with the proposals described in TEPPCO’s Preliminary Proxy Statement on Schedule 14A, which was most recently filed with the SEC on August 4, 2006. Before making any voting decision with respect to such proposals, unitholders of TEPPCO are advised to read the proxy statement when it is finalized and distributed to unitholders because it will contain important information. Unitholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's web site at www.sec.gov. Unitholders will also be able to obtain a free-of-charge copy of the proxy statement and any other relevant documents (when available) by directing a request by mail or telephone to TEPPCO Partners, L.P., 1100 Louisiana Street, P.O. Box 2521, Houston, Texas 77252, Telephone: (713) 381-3636, or from TEPPCO’s website, www.teppco.com. TEPPCO and its general partner and certain directors, executive officers and affiliates of its general partner may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its unitholders. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in TEPPCO’s preliminary proxy statement described above.